UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

Avanir Pharmaceuticals

(Exact name of registrant as specified in its charter)

001-15803
(Commission File Number)

California	33-0314804
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

11388 Sorrento Valley Road, Suite 200, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 622-5200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 3.2

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On August 26, 2004, the registrant amended and restated its Bylaws. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
3.2	Amended and Restated Bylaws, adopted August 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avanir Pharmaceuticals
Date: September 1, 2004	By:	/s/ Gregory P. Hanson
Gregory P. Hanson, CMA
Chief Financial Officer